SHAREHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2020
Share Capital, Reserves, And Other Equity Interest [Abstract]
SHAREHOLDERS' EQUITY
Stock Options

	2020		2019
	Options (millions)	Weighted Average Exercise Price (C $)	Options (millions)	Weighted Average Exercise Price (C $)
Balance, beginning of year	1.7	$32.09	1.6	$31.02
Options granted	—	—	0.2	37.80
Options exercised	(0.4)	21.69	—	19.38
Options forfeited	—	—	(0.1)	35.64
Balance, end of year	1.3	$34.99	1.7	$32.09
Exercisable at year-end	0.8	$32.38	0.9	$27.10
Under the Company’s stock option plan, the Board of Directors may issue stock options to certain employees of the Company. These options vest over a five-year period and expire 10 years from the date of issue. During the year, no stock options were granted (2019 – 0.2 million stock options) and a stock option expense of $1 million was recorded with a corresponding increase in contributed surplus (2019 – $1 million).
The table below outlines the significant assumptions used during the year to estimate the fair value of options granted:

	2020	2019
Risk-free interest rate	—	1.6%
Expected volatility	—	30%
Dividend yield	—	2.1%
Expected option life (years)	—	5
Share price (in Canadian dollars)	—	$37.37
Exercise price (in Canadian dollars)	—	$37.80
Weighted average fair value per option granted (in Canadian dollars)	—	$5.98
In 2020, 0.4 million common shares (2019 – less than 0.1 million common shares) were issued as a result of options exercised under the stock option plan for total cash proceeds of $6 million (2019 – $1 million) and $1 million (2019 – less than $1 million) representing the vested fair value of the stock options. The weighted average share price on the date of exercise for 2020 was C $44.88 (2019 – C $35.49).
The following table summarizes the weighted average exercise prices and the weighted average remaining contractual life of the stock options outstanding at December 31, 2020:

		Options Outstanding		Options Exercisable
Range of Exercise Prices (C $)	Options	Weighted Average Remaining Contractual Life (years)	Weighted Average Exercise Price (C $)	Options	Weighted Average Exercise Price (C $)
$20.01–$25.00	502	3.45	21.44	502	21.44
$25.01–$30.00	270,000	4.61	27.06	270,000	27.06
$30.01–$35.00	353,002	4.31	32.51	281,002	31.88
$35.01–$40.00	523,000	8.10	37.11	150,000	36.94
$45.01–$50.00	169,000	7.11	46.35	64,000	46.35
	1,315,504	6.25	$34.99	765,504	$32.38
Restricted and Deferred Stock Units
The Company has a Restricted Stock Unit (RSU) Plan for designated employees of the Company and its subsidiaries. An RSU is a unit equivalent in value to a common share. Units credited under this plan vest equally over three years. Vested amounts are paid in cash within 30 days of the vesting date. In addition, holders are credited with additional units as and when dividends are paid on the Company’s common shares.
The Company also has a Deferred Common Share Unit (DSU) Plan for senior management and Directors. A DSU is a unit equivalent in value to a common share. Following the participant’s termination of services with the Company, the participant will be paid in cash the market value of the common shares represented by the DSUs. In addition, holders are credited with additional units as and when dividends are paid on the Company’s common shares.
As at December 31, 2020, the total liability outstanding related to these plans was $10 million (December 31, 2019 – $6 million), of which $6 million (December 31, 2019 – $4 million) is recorded in other liabilities and $4 million (December 31, 2019 – $2 million) is recorded in accounts payable and accrued liabilities.
Upon closing of the Acquisition (note 1), each outstanding Norbord option was exchanged for a replacement option to acquire West Fraser shares. Both the number of options and the exercise price were converted at the 0.675 exchange ratio. Furthermore, each outstanding RSU and DSU was converted at the 0.675 exchange ratio and, going forward, will be valued using the market value of the West Fraser common shares.